Third Quarter 2017 Results Conference Call October 31, 2017

2 Forward-Looking Statements and Non-GAAP Financial Measures This presentation includes information that may constitute “forward‐looking statements,” made pursuant to the safe harbor  provisions of the Private Securities Litigation Reform Act of 1995. Forward‐looking statements relate to future, not past, events  and often address our expected future growth, plans and performance or forecasts. These forward‐looking statements are often  identified by the use of words such as “anticipate,” “believe,” “designed,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,”  “predict,” “project,” “target,” “will,” or “would,” and similar expressions or variations, although not all forward‐looking statements  contain these identifying words. Such forward‐looking statements are based on management’s current expectations about future  events as of the date hereof and involve many risks and uncertainties that could cause our actual results to differ materially from  those expressed or implied in our forward‐looking statements. Subsequent events and developments, including actual results or  changes in our assumptions, may cause our views to change. We do not undertake to update our forward‐looking statements  except to the extent required by applicable law.  Readers are cautioned not to place undue reliance on such forward‐looking  statements.  All forward‐looking statements included herein are expressly qualified in their entirety by these cautionary statements. Our actual  results and outcomes could differ materially from those included in these forward‐looking statements as a result of various factors,  including, but not limited to our ability to successfully integrate  transitioned Ascension employees, our ability to achieve or maintain profitability and retain existing customers or acquire new customers, risks associated with the implementation of our  technologies or services with our customers or implementation costs that exceed our expectations, fluctuations in our quarterly  results of operations and cash flows, as well as the factors discussed under the heading “Risk Factors” in our annual report on  Form 10‐K for the year ended December 31, 2016, our 2017 quarterly reports on Form 10‐Q and any other periodic reports that  the Company files with the Securities and Exchange Commission. This presentation includes the following non‐GAAP financial measures : Gross Cash Generated and Net Cash Generated from  Customer Contracting Activities (on a historical basis), and Adjusted EBITDA (on a projected basis). Please refer to the Appendix  located at the end of this presentation for a reconciliation of the non‐GAAP financial measures to the most directly comparable  GAAP financial measure.

3 Third Quarter Financial Highlights  Revenue of $123.2 million, up $23.8 million sequentially  Driven by onboarding of Phase-2 of Additional Book Ministries ( ABMs)  GAAP net loss of $3.6 million, better by $3.1 million sequentially  Adjusted EBITDA of $3.1 million, better by $6.4 million sequentially  Driven largely by margin contribution from Phase-1 ABMs, which we started onboarding in the summer of 2016  Free cash flow of $11.7 million, compared to ($9.0) million in the 2Q’17  Driven by positive adjusted EBITDA in Q3 and working capital improvements  On track to deliver 2017 revenue in line with $425-450 million guidance range, adjusted EBITDA at the high end of $0-5 million guidance range

4 Update on Key Technology Initiatives  Billing & Follow‐Up Tool (R1 Decision) Broadly Deployed  R1 Decision is driving improvement in one of our key performance metric categories:  overdue A/R   Next iteration of automation effort is centered around robotic process automation to  automate as much as 70% of work across high‐volume back‐office tasks  Patient Experience  Phreesia relationship: Combines R1 patient registration rules engine with Phreesia’s capability to digitally interface with patients  Working to streamline the scheduling and order intake process  Physician RCM  Redesigned patient rules for high‐throughput physician practices  Re‐architected A/R management tools to optimize physician receivables management  Opportunity to deliver performance improvement in the physician environment, similar  to what we see on the acute side

5 Sales & Marketing  Actions underway to enhance our commercial efforts:  Mobilize leaders and managers to focus on growth and support the sales organization (cultural mindset change)  Launched comprehensive assessment of the current state sales and marketing organization to build on strengths and make investments where needed  Installing a robust measurement and accountability system to ensure increased activity translates into the ultimate objective: expanding our customer base • Proof points to date: • Filled key positions in the sales, marketing and product management organizations • Several initial discussions with health system leaders and have received strong feedback on our value proposition • Number of qualified pipeline opportunities have grown 75% since the beginning of Q3 • Modular gaining traction – Revenue Capture Module selected by Intermountain Healthcare

6 Ascension Deployment Update  Phase-1  Deployment completed in May; Performance is slightly ahead of internal expectations  Phase-1 ABMs are generating positive EBITDA contribution and we expect to drive steady improvement in margins going forward  Rationalized 84% of targeted vendor spend for Phase-1, up from 77% last quarter  Phase-2  Completed employee transitions; On track to complete deployment activities in early 2018  Transitioned a shared services center in Indianapolis previously run by Ascension to R1  Rationalized 10% of targeted vendor spend for Phase-2  Wisconsin  Onboarding expected to commence in coming weeks ($1.7B acute NPR and $500M physician NPR)  Complex IT environment enables us to showcase one of our key technology strengths: the ability to integrate across multiple host systems

7 3Q’17 non-GAAP Results – Q/Q and Y/Y Comparison ($ in millions) 3Q’17 2Q’17 3Q’16 Key change driver(s) Revenue (for 2017); Gross Cash Generated (for 2016) $123.2 $99.4 $59.7 • Onboarding of Phase‐2 ABM  employees • PAS growth Q/Q and Y/Y Cost of Services $106.6 $91.9 $43.5 • Onboarding of Phase‐2 employees • Additional shared services center  SG&A $13.4 $10.8 $12.6 • Seasonality in Q3, and expansion of  commercial efforts Adjusted EBITDA (for 2017); Net Cash Generated (for 2016) $3.1 ($3.3) $3.6 • Q/Q improvement due to EBITDA  contribution from onboarded ABMs • Y/Y decline due to catch‐up  contribution from Intermountain  contract renewal in Q3’16 A reconciliation of non‐GAAP to GAAP measures is provided in the Appendix of this presentation

8 Additional Commentary  Cash balance of $144 million as of 9/30/17, incl. restricted cash  Increased $10 million from 6/30/17, driven by:  $3.1 million positive adjusted EBITDA in Q3  Positive contribution from working capital improvements  $1.4M Acquisition-related diligence costs  We began to conduct due diligence on acquisition-related activities in Q3  We intend to appropriately update you in due course  Costs included in GAAP financials but excluded from non-GAAP financials

9 2017 Guidance ($ in millions) 2017 Revenue $425 ‐ $450 GAAP Operating Income ($25) – ($30) Adjusted EBITDA* $0 ‐ $5 * Adjusted EBITDA is calculated as GAAP operating income plus depreciation and amortization expense, share‐based  compensation expense, and severance and other costs. Note: A reconciliation of GAAP Operating Income Guidance to Non‐GAAP Adjusted EBITDA Guidance is provided on Slide 16

10 Appendix

11 Use of Non-GAAP Financial Measures  In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, which are included in this presentation.  For the three and nine months ended September 30, 2017: As of January 1, 2017, the Company adopted Accounting Standards Update ("ASU") No. 2014-09, Revenue from Contracts with Customers (Topic 606). Subsequent to adoption of Topic 606, the non-GAAP financial measure referenced in the press release is adjusted EBITDA. Adjusted EBITDA is defined as GAAP net income before net interest income, income tax provision, depreciation and amortization expense, share-based compensation expense, and severance & certain other items.  For the three and nine months ended September 30, 2017 : Prior to the adoption of Topic 606, non-GAAP financial measures utilized by the company included gross cash generated from customer contracting activities, and net cash generated from customer contracting activities. Gross cash generated from customer contracting activities was defined as GAAP net services revenue, plus the change in deferred customer billings. Accordingly, gross cash generated from customer contracting activities is the sum of (i) invoiced or accrued net operating fees, (ii) cash collections on incentive fees and (iii) other services fees. Net cash generated from customer contracting activities was defined as net income before net interest income, income tax provision, depreciation and amortization expense, share-based compensation expense, and severance and certain other items. Deferred customer billings included the portion of both (i) invoiced or accrued net operating fees and (ii) cash collections of incentive fees, in each case, that have not met our revenue recognition criteria. Deferred customer billings are included in the detail of our customer liabilities and customer liabilities – related party balance in the condensed consolidated balance sheets available in the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2016.  Our Board and management team use non-GAAP measures as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees.  Free cash flow is defined as cash flow from operations less capital expenditures.  These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.

12 Reconciliation of GAAP net services revenue to non-GAAP Gross Cash Generated from Customer Contracting Activities (for 2016 only) (1) Due to the adoption of Topic 606 as of January 1, 2017, the non‐GAAP measure of gross cash generated from customer contracting  activities that was utilized by the Company in 2016 is not applicable for 2017. Gross cash generated from customer contracting activities  has been provided for the three and nine months ended September 30, 2016 as it is the most comparable metric to net services revenue  for the three and nine months ended September 30, 2017. Due to rounding, numbers presented in this table may not add up precisely to the totals provided.   Three Months Ended September 30, 2016    Nine Months Ended September 30, 2016  ($ in millions)  Net Services  Revenue  Change in  deferred  customer  billings Gross cash  generated    Net Services  Revenue  Change in  deferred  customer  billings Gross cash  generated  RCM services: net operating  fees  49.0 (2.9) 46.1     300.3 (205.5) 94.8 RCM services: incentive fees  68.5 (61.0) 7.5    166.5 (142.7) 23.8 RCM services: other  3.8 (2.0) 1.8    8.3 0.7 9.0 Other services fees  4.2 0.1 4.3    11.3 — 11.3 Total  $125.5 $(65.8) $59.7    $486.4 $(347.5) $138.9

13 Reconciliation of GAAP to non-GAAP Financials n.m. ‐ not meaningful n.a. ‐ Due to the adoption of Topic 606 as of January 1, 2017, the non‐GAAP measure of gross and net cash generated from customer  contracting activities, that was utilized by the Company in 2016, is not applicable for 2017. Gross and net cash generated from customer  contracting activities has been provided for the three and nine months ended September 30, 2016 as they are the most comparable  metric to net services revenue  and adjusted EBTIDA for the three and nine months ended September 30, 2017. Due to rounding, numbers may not add up precisely to the totals provided.     Three  Months  Ended   Septem ber  30,    2017  vs. 2016  Change  Nine  Months  Ended   September  30,  2017  vs. 2016  Change    2017   2016   Amount  %   2017   2016   Amount  %     (Unaudited)  (Unaudited)                      RCM  services: net operating  fees    104.6 49.0 55.6 113.5% 255.4 300.3 (44.9) (15.0)% RCM  services: incentive  fees     7.5 68.5 (61 .0) (89.1)% 20.2 166.5 (146.3) (87.9)% RCM  services: other     2.8 3.8 (1.0) (26.3)% 9.8 8.3 1.5 18.1 % Other services  fees     8.3 4.2 4 .1 97.6% 24.1 11.3 12.8 113.3 % Net Serv ices  Revenue  123.2 125.5 (2.3) (1 .8 )% 309.5 486.4   (176.9) (36.4)% Change  in  deferr ed  custom er billings  (non ‐ GAAP)    n.a. (65.8)   n.m .   n.m .  n.a.   (347.5) n .m . n.m . Gross  cash  generated  from  custom er  contracting   activ ities  (non‐GAAP)    n.a. 59.7   n.m .   n.m .  n.a.   138.9 n.m . n.m .   Net income  (loss)    (3 .6) 37.4   (41 .0)   (109.6)% (18.6)   164.0 (182.6) (111.3)% Net in terest incom e     — (0.1)   0.1   (100.0)% (0.1) (0 .2) 0.1 (50.0)% Income  tax  provision  (benefit)    (1 .5) 24.1   (25 .6)   (106.2)% (5.1)   106.6 (111.7) (104.8)% Depreciation  and  am ortization  expense   (GAAP)    4.5 2.7   1.8   66.7% 11.5   7.3 4.2 57.5 % Share‐based  compensation  expense  (GAAP)  2.4 4.8 (2.4) (50.0)% 8.2 23.5 (15.3) (65.1)% Other (GAAP)    1.4 0.5   0.9   180.0% 2.6   20.0 (17.4) (87.0)% Adjusted  EB ITDA  (non‐GAAP)  3.1 69.4 (66 .3) (95.5)% (1.6) 321.2 (322.8) (100.5)% Change  in  deferred  custom er billings  (non‐GAAP)    n.a. (65.8)   n.m .   n.m .  n.a. (347.5) n .m . n.m . Net cash  generated  from  customer  contracting   activ ities  (non‐GAAP)    n.a. 3 .6   n.m .   n.m .  n.a. (26.4) n .m . n.m .

14 Share-Based Compensation and D&A Expense included within Operating Expenses Share‐Based Compensation Expense Allocation Details Depreciation and Amortization Expense Allocation Details $ in millions $ in millions   Three Months Ended  September 30,   Nine Months Ended  September 30,   2017  2016    2017  2016        Cost of services  $ 1.2 $ 1.3  $  3.3 $ 4.8 Selling, general and administrative  1.2 3.5   4.8 18.7 Other  — —   0.1 1.8 Total share‐based compensation expense  $ 2.4 $ 4.8  $  8.2 $ 25.3   Three Months Ended September 30,    Nine Months Ended September 30,    2017  2016    2017  2016      Cost of services  $ 4.0   $ 2.6    $ 10.4   $ 6.9 Selling, general and administrative  0.5   0.1    1.1   0.4 Total depreciation and amortization  $ 4.5 $ 2.7    $ 11.5 $ 7.3

Consolidated non-GAAP Financial Information

$ in millions	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
	(Unaudited)		(Unaudited)	
RCM services: net operating fees	104.6	46.1	255.4	94.8
RCM services: incentive fees	7.5	7.5	20.2	23.8
RCM services: other	2.8	1.8	9.8	9.0
Other services fees	8.3	4.3	24.1	11.3
Net services revenue (GAAP) (2017), Gross cash generated from customer contracting activities (non-GAAP) (2016) (2)	**123.2**	**59.7**	**309.5**	**138.9**
Operating expenses (1) :				
Cost of services (non-GAAP)	106.6	43.5	275.4	125.9
Selling, general and administrative (non-GAAP)	13.4	12.6	35.7	39.3
Sub-total	**120.0**	**56.1**	**311.1**	**165.2**
Adjusted EBITDA (non-GAAP) (2017), Net cash generated from customer contracting activities (non-GAAP) (2016) (2)	**$ 3.1**	**$ 3.6**	**$ (1.6)**	**$ (26.4)**

(1) Excludes share-based compensation, depreciation and amortization and other costs
(2) Due to the adoption of Topic 606 as of January 1, 2017, the non-GAAP measure of gross and net cash generated from customer contracting activities that were utilized by the Company in 2016 are not applicable for 2017. Gross and net cash generated from customer contracting activities have been provided for the three and nine months ended September 30, 2016 as they are the most comparable metric to net services revenue and adjusted EBITDA, respectively, for the three and nine months ended September 30, 2017.

R1 15

16 Reconciliation GAAP Operating Income Guidance to non-GAAP Adjusted EBITDA Guidance $ in millions GAAP Operating Income Guidance ($25) ‐ ($30) Plus: Depreciation and amortization expense ~$13 Share‐based compensation expense ~$13 Severance and other costs ~$5 Adjusted EBITDA Guidance $0 ‐ $5